                         FIRST AMENDMENT TO CREDIT AGREEMENT

    THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "FIRST AMENDMENT") dated as of May 15,1996, is to that Credit Agreement dated as of January 23, 1996 (as amended and modified hereby and as further amended and modified from time to time hereafter, the "CREDIT AGREEMENT"; terms used but not otherwise defined herein shall have the meanings assigned in the Credit Agreement), by and among ALVEY SYSTEMS, INC., a Delaware corporation (the "BORROWER"), THOSE SUBSIDIARIES AND CREDIT PARTIES party thereto and identified on the signature pages hereof (together with the Borrower sometimes being referred to as the "CREDIT PARTIES"), as Guarantors and Credit Parties, the Lenders party thereto, and NATIONSBANK, N.A., as Agent (the "AGENT").

                                 W I T N E S S E T H
                                 -------------------

    WHEREAS, the Lenders have, pursuant to the terms of the Credit Agreement, made available to the Borrower a $30,000,000 credit facility;

    WHEREAS, the Borrower has requested a modification to the Credit Agreement relating to the purchase of certain promissory notes; and

    WHEREAS, the Required Lenders for and on behalf of the Lenders have agreed to the requested changes on the terms and conditions hereinafter set forth;

    NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

    A.   The Credit Agreement is amended in the following respects:

         1. The definition of the term "Permitted Investments in Section 1,.01 is amended and restated to read as follows:

    "PERMITTED INVESTMENTS" means Investments which are either (i) cash and Cash Equivalents; (ii) accounts receivable created, acquired or made by any Credit Party in the ordinary course of business; (iii) Investments consisting of stock, obligations, securities or other property received by any Credit Party in settlement of accounts receivable (created in the ordinary course of
business) from bankrupt obligors;   (iv)  Investments existing as of the Closing
Date and set forth in SCHEDULE 1.1A;   (v) Guaranty Obligations permitted by
Section 8.1; (vi) acquisitions permitted by Section 8.4 (c); (vii) transactions permitted by Section 8.8; (viii) loans made in the ordinary course of business to directors, officers, employees, agents, customers or suppliers that do not exceed an


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aggregate principal amount of $1,000,000 at any one time outstanding; (ix)
advances to directors, officers and employees for the purpose of acquiring capital stock of the Parent that do not exceed $1,000,000; provided, however, that no more than $500,000 in new advances for such purpose shall be made after the Closing Date; (x) in connection with the purchase of promissory notes from Donald J. Weiss in an aggregate principal amount not to exceed $240,000; (xi) Investments in and to a Domestic Credit Party or
 (xii) Intercompany Indebtedness incurred in the ordinary course of business and consistent with the past practices of the Credit Parties or for cash management purposes.

B.  The Borrower hereby represents and warrants that:

    (i) any and all representations and warranties made by the Borrower and contained in the Credit Agreement (other than those which expressly relate to a prior period) are true and correct in all material respects as of the date of this First Amendment; and

   (ii) No Default or Event of Default currently exists and is continuing under the Credit Agreement as of the date of this First Amendment.

C. The Borrower will execute such additional documents as are reasonably requested by the Agent to reflect the terms and conditions of this First Amendment.

D. Except as modified hereby, all of the terms and provisions of the Credit Agreement (and Exhibits) remain in full force and effect.

E. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this First Amendment, including without limitation the reasonable fees and expenses of the Agent's legal counsel.

F. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart.

G. This First Amendment and the Credit Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of New York.

                     [Remainder of Page Intentionally Left Blank]

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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to Credit Agreement to be duly executed under seal and delivered as of the date and year first above written.

BORROWER:
                        ALVEY SYSTEMS, INC.,
                        a Delaware corporation

                        By   /s/ W. R. MICHAELS
                          -----------------------------
                        Title    CEO & Chairman
                              -------------------------

GUARANTORS:
                        PINNACLE AUTOMATION, INC.,
                        a Delaware corporation


                        By   /s/ W. R. MICHAELS
                          -----------------------------

                        Title  President, CEO & Chairman
                              -------------------------

                        M&E INSTALLERS, INC.,
                        a Delaware corporation


                        By   /s/ MICHELE GIBBONS
                          -----------------------------
                        Title   Secretary
                              -------------------------

                        MCHUGH, FREEMAN & ASSOCIATES, INC.,
                        a Wisconsin corporation


                        By  /s/  W. R. MICHAELS
                          -----------------------------
                        Title  V.P. & Asst. Treasurer
                              -------------------------

                        NEWALV, INC.,
                        a Delaware corporation


                        By  /s/  W. R. MICHAELS
                          -----------------------------
                        Title      President
                              -------------------------


                        BUSSE BROS., INC.,
                        a Wisconsin corporation


                        By  /s/  W. R. MICHAELS
                          -----------------------------
                        Title  Chairman, CEO & Treasurer
                              -------------------------

                        THE BUSCHMAN COMPANY,
                        an Ohio corporation


                        By  /s/  W. R. MICHAELS
                          -----------------------------
                        Title     Exec. V.P.
                              -------------------------

                        WHITE STORAGE AND RETRIEVAL
                         SYSTEMS, INC.,
                        a New Jersey corporation


                        By  /s/  W. R. MICHAELS
                          -----------------------------
                        Title   Exec. V. P.
                              -------------------------

                        WESELEY SOFTWARE DEVELOPMENT CORP.,
                        a Connecticut corporation


                        By  /s/ W. R. MICHAELS
                          -----------------------------
                        Title     Chairman
                              -------------------------

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                                                             Signature Pages to
                                            Alvey Systems, Inc. First Amendment

BANKS:
                        NATIONSBANK, N.A., individually in its
                        capacity as a Lender and in its capacity as Agent


                        By  /s/  MIKE PALM
                          -----------------------------
                        Title  Corporate Finance Officer
                              -------------------------

                        BANK OF SCOTLAND


                        By  /s/  CATHERINE M. ONIFFREY
                          -----------------------------
                        Title     Vice President
                              -------------------------

                         HARRIS TRUST AND SAVINGS BANK


                        By  /s/  EMILY L. BURT
                          -----------------------------
                        Title   Vice President
                              -------------------------